UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — January 10, 2024
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TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)
+(353)(0)18707400
(Registrant’s phone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange
5.250% Senior Notes due 2033	TT33	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 10, 2024, the Board of Directors (the “Board”) of Trane Technologies plc (the “Company”) appointed Elizabeth Elwell, age 50, as Vice President and Chief Accounting Officer, effective February 12, 2024 (the “Effective Date”). Ms. Elwell will also serve as Principal Accounting Officer of the Company beginning on the Effective Date. Ms. Elwell currently serves as Vice President Finance, Residential HVAC and Supply, a position she has held since May 2022. Prior to this position, she served as Vice President, Financial Planning and Analysis for the Company from January 2019 to May 2022; and Director, Financial Planning and Analysis - Compression Technologies & Services from March 2016 to December 2018.
Ms. Elwell succeeds the Company's current Vice President and Chief Accounting Officer, Mark Majocha. Contemporaneously with Ms. Elwell's appointment, Mr. Majocha will cease his current role as Vice President and Chief Accounting Officer and will be appointed President, Supply in the Americas segment as of the Effective Date, where his depth of experience and tenure with the Company will ensure continuity of leadership.
Ms. Elwell will receive a base salary of $400,000 annually. Her Annual Incentive Matrix Program (“AIM”) target is set at 60% and her annual equity award opportunity target is set at $300,000. Ms. Elwell is eligible to participate in other benefit programs available to the Company’s executive officers.

Ms. Elwell will also enter into a Change in Control Agreement with the Company. In the event of a change in control, Ms. Elwell will receive a severance payment equal to two times her base salary plus her AIM target.

The foregoing summary of Ms. Elwell's compensation is qualified in its entirety by reference to the complete employment offer letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference.

There are no transactions between Ms. Elwell and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Elizabeth Elwell offer letter dated January 4, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC (Registrant)

Date:	January 10, 2024	/s/ Evan M. Turtz
Evan M. Turtz, Senior Vice President, General Counsel and Secretary

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